SECURITIES AND EXCHANGE COMMISSION
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2001

                                 Luminart Corp.
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             (Exact Name of Registrant as specified in its Charter)

               Nevada                000 - 28775            87-0413934
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    (State or other jurisdiction     (Commission          (IRS Employer
           of incorporation)         File Number)       Identification No.)

3245 Grande Vista Drive, Newbury Park, California                91320
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (805) 480-9899

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         On July 25, 2001, a closing was held under an Acquisition Agreement, dated as of June 15, 2001, by and among the Registrant and Rush Street Media Inc., a privately held Illinois corporation ("RSMI") and RSMI's shareholders, whereunder the Registrant:
o acquired all of the issued and outstanding shares of RSMI in exchange for 3,750,000 shares of the Registrant's common stock, which shares represent approximately 17.3% of the Registrant's issued and outstanding shares on a fully diluted basis prior to the closing (the Registrant did not grant any registration rights under the Securities Act of 1933, as amended (the "1933 Act") with respect to the 3,750,000 shares of common stock and each RSMI shareholder executed an investment letter acknowledging the restricted nature of the Registrant's shares received);
o agreed to place 500,000 shares of its common stock in RSMI's treasury for use in the discretion of RSMI's Board of directors in connection with acquisitions or otherwise as the RSMI Board may see fit (with a commitment to register such shares under the 1933 Act, if requested to do so and provided that the registration can be effected on Forms S-3 or S-4, together with piggyback registration rights) ;
o agreed to operate RSMI as a separate entity and to keep its organization, including its Board of Directors and Officers intact; and
o agreed to elect Frank Anthony Contaldo as President and a Director of the Registrant.

         RSMI, whose address is 112 North 1st Avenue, St. Charles, Illinois 60174, is a privately held company that operates the web site http://www.rushstreetmedia.com, RSMI's online other web sites include: Chicago Confidential http://www.chicagoconfidential.com, Left On Rush http://www.leftonrush.com & Chicago Business Today http://www.chicagobusinesstoday.com. RSMI also produces an online radio station-Rush Street Station and iPlex Cinema featuring online films through its exclusive affiliation with Cinema Now.com and Los Angeles based Tri Mark Films.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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(a) EXHIBITS

         10.1 Acquisition Agreement, dated as of June 15, 2001, by and among the Registrant, Rush Street Media, Inc. And the shareholders of RMSI

(b) Financial Statements.

         Financial Statements of RSMI.  To be filed by amendment.

(c) Pro Forma Financial Information.

         To be filed by amendment

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMINART CORP.


By: /s/ FRANK ANTHONY CONTALDO
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    Frank Anthony Contaldo,
    President

Dated:  August 8, 2001

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